Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of December 5, 2025, is among Infinity Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), each of the other Credit Parties (as defined in the Existing Credit Agreement referred to below), each of the Lenders (as defined below) party hereto and Citibank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (as each such term is defined in the Existing Credit Agreement).

RECITALS:

WHEREAS, the Borrower, Administrative Agent, Collateral Agent, Issuing Bank, the banks, financial institutions and other lending institutions parties as lenders thereto (the “Lenders”) and the other parties thereto are parties to that certain Credit Agreement, dated as of September 25, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Third Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower; and

WHEREAS, effective as of the Third Amendment Effective Date (as defined below), the parties hereto are entering into this Third Amendment to, among other things, on the terms and subject to the conditions set forth herein, amend certain terms of the Existing Credit Agreement as provided for in Section 2 hereof;

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

SECTION 2. Amendments to the Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction (or waiver) of each of the conditions set forth in Section 3 hereof, the Existing Credit Agreement is hereby amended effective as of the Third Amendment Effective Date as set forth in this Section 2.

2.1 Additional Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Anticipated Acquisition Debt” shall mean any Permitted Additional Debt permitted to be incurred hereunder solely to fund the purchase price of a Permitted Acquisition and related expenses (a) that is incurred prior to the consummation of such acquisition and (b) the net cash proceeds thereof are held in a segregated account (which may be an escrow or trust account) pending the consummation of such acquisition or a special mandatory redemption related thereto.

“Bridge Facility” shall mean a customary unsecured “bridge” loan facility incurred by Borrower solely to finance a Permitted Acquisition and related expenses and which has a scheduled maturity date not later than 365 days from the date of incurrence.

“Third Amendment” shall mean that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the other Credit Parties party thereto, Administrative Agent, Collateral Agent, the Issuing Banks party thereto and the Lenders party thereto.

“Third Amendment Effective Date” shall mean December 5, 2025.

2.2 Amended and Restated Definition. The following definition contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Consolidated Total Debt” shall mean, as of any date of determination, (a) the sum of (without duplication) all Indebtedness of the types described in clause (a) and clause (b) (other than (i) intercompany Indebtedness owing to the Borrower or any Restricted Subsidiary and (ii) Anticipated Acquisition Debt but only to the extent that the acquisition for which such Anticipated Acquisition Debt was incurred has not been consummated as of such date of determination,), clause (d) (but, in the case of clause (d), only to the extent of any unreimbursed drawings under any letter of credit that has not been cash collateralized), clause (e), clauses (h) through (i) and clause (k) (but, in the case of clause (k) only to the extent of Guarantee Obligations with respect to Indebtedness otherwise included in this definition of “Consolidated Total Debt”) of the definition thereof, in each case actually owing by the Borrower and the Subsidiaries on such date and to the extent appearing on the balance sheet of the Borrower determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all Unrestricted Cash and cash equivalents included on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of such date; provided that (i) clause (a) above shall not include Indebtedness (A) in respect of letters of credit, bank guarantees and performance or similar bonds except to the extent of unreimbursed amounts thereunder and (B) of Unrestricted Subsidiaries (other than Indebtedness of Unrestricted Subsidiaries in respect of which the Borrower or any Restricted Subsidiary has Guarantee Obligations); and (ii) if as of any date of determination, the Total Exposure (other than Letter of Credit Exposure) is greater than $0, the amount of Unrestricted Cash and cash equivalents deducted pursuant to clause (b) above shall not exceed the greater of (x) $35,000,000 and (y) ten percent (10%) of the then effective Borrowing Base.

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party in connection with this Agreement.

“Permitted Acquisition” shall mean the acquisition, by merger or otherwise, by the Borrower or any of the Restricted Subsidiaries of assets (including any assets constituting a business unit, line of business or division) or Equity Interests, so long as (a) if such acquisition involves the acquisition of Equity Interests of a Person that upon such acquisition would become a Subsidiary, such acquisition shall result in the issuer of such Equity Interests becoming a Restricted Subsidiary and, to the extent required by Section 9.10, a Guarantor; (b) such acquisition shall result in the Collateral Agent, for the benefit of the Secured Parties, being granted a security interest in any Equity Interests or any assets so acquired to the extent required by Section 9.10; (c) unless such acquisition results in (i) each Subsidiary acquired in such acquisition becoming a Guarantor and

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(ii) the Collateral Agent, for the benefit of the Secured Parties, being granted a security interest in all Equity Interests and substantially all other assets being acquired, immediately after giving effect to such acquisition, the Restricted Payment Conditions shall have been satisfied and (d) immediately after giving effect to such acquisition, the Borrower and its Restricted Subsidiaries shall be in compliance with Section 10.13.

“Permitted Additional Debt” shall mean any Permitted Convertible Debt, any Disqualified Stock, any Bridge Facility and any unsecured senior, unsecured senior subordinated or unsecured subordinated loans or notes issued by the Borrower or a Guarantor after the Closing Date (a) the terms of which do not provide for (i) other than for any Bridge Facility, a scheduled maturity date prior to the 181st day after the Maturity Date and (ii) notwithstanding the foregoing clause (i), any scheduled repayment, mandatory redemption or sinking fund obligation prior to the 181st day after the Maturity Date (other than customary offers to purchase upon a change of control (including customary offers to repurchase any Permitted Convertible Debt in connection with “fundamental change”), AHYDO payments, customary asset sale or casualty or condemnation event prepayments and customary acceleration rights after an event of default prior to the 181st day after the Maturity Date, customary special mandatory redemptions of any Anticipated Acquisition Debt, with respect to any Bridge Facility, customary prepayments in connection with (x) the incurrence of Indebtedness to refinance such Bridge Facility and (y) the sale or issuance of Equity Interests of Borrower, any right of any holder of any Permitted Convertible Debt to convert, exchange or exercise such Permitted Convertible Debt, or any actual conversion, exchange or exercise of any Permitted Convertible Debt, in each case into or for common stock or other common equity interests of the Borrower and/or cash (in an amount determined by reference to the price of such common stock or other common equity interest), any optional right of the issuer of Permitted Convertible Debt to call such Permitted Convertible Debt for redemption or in the case of any loans or notes or other Indebtedness that are convertible into Qualified Equity Interests (including any Permitted Convertible Debt), payments in respect of any fractional shares that would otherwise be issued upon such conversion) and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Facility, if applicable, (b) if such Indebtedness is subordinated in right of payment to the Obligations, the terms of such Indebtedness provide for customary subordination of such Indebtedness to the Obligations and is subject to a Subordination Agreement, (c) no Subsidiary of the Borrower (other than a Guarantor) is a borrower or guarantor with respect to such Indebtedness, (d) that does not restrict, by its terms, the prepayment or repayment of the Obligations, (e) the covenants, events of default, guarantees and other terms of which (other than interest rate, fees, funding discounts and redemption or prepayment premiums reasonably determined by the Borrower to be “market” rates, fees, discounts and premiums at the time of issuance or incurrence of any such Indebtedness), taken as a whole, shall be customary for high yield debt securities (or (i) in the case of any Permitted Convertible Debt, taken as a whole, shall be customary for convertible debt securities of such nature or (ii) in the case of any Bridge Facility, taken as a whole, shall be customary for “bridge” loan facilities of such nature) and are determined by the Borrower to be no more restrictive on or less favorable to the Borrower and its Restricted Subsidiaries than the terms of this Agreement (as in effect at the time of such issuance or incurrence), taken as a whole, except to the extent this Agreement is amended to incorporate any terms more restrictive than this Agreement and (f) shall not include any financial maintenance covenants nor prohibit prior repayment or prepayment of the Loans; provided that a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent at least three (3) Business Days prior to the incurrence or issuance of such Indebtedness (or such later date as may be

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reasonably acceptable to the Administrative Agent), together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements shall be conclusive evidence that such terms and conditions satisfy the foregoing requirements.

2.3 Amendment to Section 10.7(a) of the Existing Credit Agreement. Section 10.7(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) The Borrower will not, and will not permit any Restricted Subsidiary to, prepay, repurchase or redeem or otherwise defease prior to its scheduled maturity any Permitted Additional Debt, any Material Indebtedness or any other Indebtedness for borrowed money that is expressly subordinated in right of payment or payment priority (or any Permitted Refinancing Indebtedness in respect thereof to the extent constituting Other Debt) (such Permitted Additional Debt, Material Indebtedness or other Indebtedness or any Permitted Refinancing Indebtedness in respect thereof, “Other Debt”) (for the avoidance of doubt, it being understood that payments of regularly-scheduled cash interest in respect of Other Debt and any AHYDO payments shall be permitted unless expressly prohibited by the terms of the documents governing any such subordination); provided, however, that the Borrower or any Restricted Subsidiary may prepay, repurchase, redeem or defease prior to its scheduled maturity any Other Debt (i) in exchange for or with the proceeds of any Permitted Refinancing Indebtedness, (ii) by converting or exchanging any Other Debt to Qualified Equity Interests, (iii) so long as, immediately after giving effect thereto on a pro forma basis, the Restricted Payment Conditions are satisfied, (iv) in exchange for or with proceeds of any Qualified Equity Interests within thirty (30) days of receipt of such proceeds, (v) owed to the Borrower or any Restricted Subsidiary to the extent not prohibited by the subordination provisions contained in the Intercompany Note, (vi) with respect to any Bridge Facility, to the extent required pursuant to any mandatory prepayment or redemptions in connection with the issuance of Indebtedness or Equity Interests, Dispositions or other customary mandatory prepayments or redemptions under “bridge” loan facilities and (vii) customary special mandatory redemptions of Anticipated Acquisition Debt; provided, further, that, after giving effect to any adjustment of the Borrowing Base made pursuant to Section 2.14(f) and any repayment of the Loans required in connection therewith, so long as no Event of Default then exists, the Borrower or any Guarantor may make mandatory prepayments in respect of any Other Debt with the proceeds of the disposition of any assets that have been pledged to secure such Other Debt;

2.4 Amendments to Section 10.10 of the Existing Credit Agreement.

(a) Section 10.10(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Hedge Agreements with Approved Counterparties in respect of Hydrocarbons entered into not for speculative purposes, the aggregate notional volumes for which (when aggregated with other commodity Hedge Agreements then in effect, other than (i) puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) do not exceed, as of the date the latest hedging transaction is entered into under a Hedge Agreement, ninety percent (90%) of the reasonably anticipated projected Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated in accordance with Section 1.9, from the Credit Parties’ total Proved Reserves (as forecast based upon the Initial Reserve Report or the most recent Reserve Report

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delivered pursuant to Section 9.13(a), as applicable) for the sixty (60) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis; provided, however, the individual notional volume hedged of each of (x) crude oil, (y) natural gas and (z) natural gas liquids shall not exceed 100% of the reasonably anticipated projected production of (1) crude oil, (2) natural gas, and (3) natural gas liquids, respectively, in each case, calculated separately; provided further, notwithstanding the foregoing volume limitation, the Borrower and/or the Restricted Subsidiaries may enter into Hedge Agreements in respect of purchased puts and floors not intended to be physically settled so long as the net notional volumes of all Hedge Agreements in respect of Hydrocarbons subject to this Section 10.10(a) do not exceed (when aggregated with other commodity Hedge Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements), as of the date the latest hedging transaction is entered into under a Hedge Agreement, one hundred percent (100%) of the reasonably anticipated projected Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (as forecast based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.13(a), as applicable) for the sixty (60) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis (the “Ongoing Hedges”), (ii) any Permitted Bond Hedge Transaction(s), and (iii) any Permitted Warrant Transaction. If, after the end of any fiscal quarter, the Borrower determines that the aggregate volume of all commodity Hedge Agreements for which settlement payments were calculated in such fiscal quarter exceeded 100% of actual production of crude oil, natural gas and natural gas, calculated separately, in such fiscal quarter, then the Borrower shall, or shall cause one or more other Credit Parties to, within thirty (30) days of such determinations terminate, create off-setting positions, allocate volumes to other production for which the Borrower and the other Credit Parties are marketing, or otherwise unwind existing commodity Hedge Agreements such that, at such time, future hedging volumes will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding fiscal quarters. In no event shall any Hedge Agreement entered into by the Credit Parties have a tenor longer than sixty (60) months. In addition to the Ongoing Hedges, the Credit Parties may also enter into incremental hedging contracts with respect to reasonably anticipated projected production from Oil and Gas Properties not then owned by the Credit Parties but which are subject to a binding purchase agreement for which one or more Credit Parties are scheduled to acquire such Oil and Gas Properties within the applicable period (a “Proposed Acquisition”), so long as the Credit Parties are in compliance with this Section 10.10(a)(i) after giving pro forma effect to such Proposed Acquisition. However, all such incremental hedging contracts entered into with respect to a Proposed Acquisition must be terminated or unwound within sixty (60) days following the date of termination of such Proposed Acquisition. It is understood that commodity Hedge Agreements which may, from time to time, “hedge” the same volumes of commodity risk but different elements of commodity risk thereof, including where one or more such Hedge Agreements partially offset one or more other such Hedge Agreements, shall not be aggregated together when calculating the foregoing limitations on notional volumes.

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(b) Section 10.10(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d) For purposes of entering into or maintaining Ongoing Hedges under Section 10.10(a), the Borrower shall have the option to update the forecasts of reasonably projected Hydrocarbon production volumes and reasonably anticipated Hydrocarbon production from the Credit Parties’ total Proved Reserves between the delivery of the Reserve Reports hereunder (which updates shall be provided to the Administrative Agent in writing and shall account for any increase or decrease anticipated because of information obtained by Borrower or any other Credit Party subsequent to the publication of the most recent Reserve Report delivered pursuant to Section 9.13(a), including the Borrower’s or any other Credit Party’s internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells and acquisitions coming on stream or failing to come on stream and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent).

SECTION 3. Conditions Precedent. The effectiveness of this Third Amendment is subject to the satisfaction (or waiver by the Majority Lenders) of each of the following conditions precedent (the date on which such conditions precedent are satisfied, the “Third Amendment Effective Date”):

3.1 Executed Third Amendment. Administrative Agent (or its counsel) shall have received counterparts of this Third Amendment duly executed by the Borrower, each other Credit Party, the Majority Lenders and Administrative Agent.

3.2 Absence of Defaults. No Default or Event of Default shall have occurred that is continuing immediately prior to and immediately after giving effect to this Third Amendment.

3.3 Representations and Warranties. Each representation and warranty contained in Section 4 hereof shall be true and correct in all material respects or to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects.

3.4 Fees and Expenses. Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date including, without limitation, the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement to the extent that an invoice has been received by the Borrower at least one (1) Business Day prior to the Third Amendment Effective Date (including the fees and expenses of Paul Hastings LLP, counsel to Administrative Agent).

Without limiting the generality of the provisions of Section 11.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Third Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or reasonably acceptable or reasonably satisfactory to a Lender unless Administrative Agent shall have received written notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 3 by and on behalf of any of the Credit Parties shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Third Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to Administrative Agent and the Lenders that:

4.1 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Documents is true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).

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4.2 Due Authorization, No Conflicts. The execution, delivery and performance by Borrower and each other Credit Party of this Third Amendment are within such Credit Party’s organizational powers, have been duly authorized by necessary organizational action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene any Requirement of Law, or result in any breach of or default under any Contractual Requirement to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound, or result in the creation or imposition of any Lien (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries, except, in each case, to the extent such contravention, breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect.

4.3 Validity and Binding Effect. This Third Amendment constitutes the valid and binding obligations of each Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

4.4 Absence of Defaults. No Default has occurred that is continuing immediately prior to and immediately after giving effect to this Third Amendment.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Credit Documents; Extension of Liens. Each of the Credit Parties hereby (a) acknowledges the existence, validity and enforceability of this Third Amendment, (b) confirms and ratifies all of its obligations under the Credit Agreement, each Security Document and the other Credit Documents (in each case, immediately after giving effect to this Third Amendment) to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Credit Documents (in each case, immediately after giving effect to this Third Amendment) to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Credit Documents (in each case, immediately after giving effect to this Third Amendment) to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all Obligations, as modified pursuant to this Third Amendment. The parties hereto acknowledge and agree that each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Existing Credit Agreement as amended and supplemented hereby, and each reference in any other Credit Document to the “Credit Agreement” or any word or words of similar import shall be and mean a reference to the Existing Credit Agreement as amended and supplemented hereby.

5.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

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5.3 No Waiver. Neither the execution by the Agents or the Lenders party hereto of this Third Amendment, nor any other act or omission by any Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Agents or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Third Amendment or which may occur in the future under the Credit Agreement and/or the other Credit Documents. Similarly, nothing contained in this Third Amendment shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Agents’ or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Existing Credit Agreement, the other Credit Documents, or any other contract or instrument, or (c) constitute any course of dealing or, except as expressly provided herein, other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Agents or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument.

5.4 Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Third Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment.

5.5 COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Arms-Length/Good Faith; Review and Construction of Documents. This Third Amendment has been negotiated at arms-length and in good faith by the parties hereto. The Borrower (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Third Amendment and fully understands the effects thereof and all terms and provisions contained in this Third Amendment, and (c) has executed this Third Amendment of its own free will and volition. Furthermore, the Borrower acknowledges that (i) this Third Amendment shall be construed as if jointly drafted by the Borrower and the Lenders, and (ii) the recitals contained in this Third Amendment shall be construed to be part of the operative terms and provisions of this Third Amendment.

5.7 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

5.8 Titles of Sections. All titles or headings to the sections or other divisions of this Third Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

5.9 Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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5.10 Payment of Expenses. The Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to Administrative Agent, to the extent required by Section 13.5 of the Credit Agreement.

5.11 Credit Documents. The Borrower acknowledges and agrees that this Third Amendment is a Credit Document.

5.12 Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

INFINITY NATURAL RESOURCES, LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

SUBSIDIARY GUARANTORS:

INR OPERATING, LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

INR-E, LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

INR-E BLOCKER, LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

INR OHIO, LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

INR MIDSTREAM, LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

CHEAT MOUNTAIN RESOURCES, LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

BLOCK ISLAND MINERALS LLC

By:	/s/ David Sproule
Name:	David Sproule
Title:	Executive Vice President & CFO

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

CITIBANK, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and a Lender

By:	/s/ Thomas Skipper
Name:	Thomas Skipper
Title:	Director

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

BOKF, NA, as a Lender and an Issuing Bank

By:	/s/ Matt Chase
Name:	Matt Chase
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Jason Groll
Name:	Jason Groll
Title:	Director

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

ROYAL BANK OF CANADA, as a Lender and an Issuing Bank

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

TRUIST BANK, as a Lender and an Issuing Bank

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

COMERICA BANK, as a Lender

By:	/s/ Daniel Voigt
Name:	Daniel Voigt
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

SOUTHSTATE BANK, as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Kathlin Ardell
Name:	Kathlin Ardell
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

(Infinity Natural Resources, LLC)